HENDERSON GLOBAL FUNDS

Henderson European Focus Fund

Supplement dated May 8, 2007
to Prospectus dated November 30, 2006

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.

Effective August 1, 2007, the Henderson European Focus Fund (the “Fund”) will be closed to purchases by new investors except as described below. The Fund is taking this step to facilitate management of the Fund’s portfolio.

You may continue to purchase shares of the Fund if:

•	You are an existing shareholder of the Fund (either in your own name or beneficially through an intermediary).
•	You are a trustee of the Henderson Global Funds or an employee of Henderson Global Investors (North America) Inc. (the Fund’s investment adviser).

The Fund reserves the right to re-open the Fund to new investors or to make additional exceptions or otherwise modify the foregoing closure policy at any time (including establishing an earlier closing date) and to reject any investment for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.